                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Transition Report of Enzon Pharmaceuticals, Inc. (the Company) on Form 10-K for the six months ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Craig A. Tooman, Executive Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 3, 2006
                                         /s/Craig A. Tooman
                                         -------------------------------------
                                         Craig A. Tooman
                                         Executive Vice President, Finance and
                                         Chief Financial Officer
                                         (Principal Financial Officer)

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Enzon Pharmaceuticals, Inc. and will be furnished to the Securities Exchange Commission or its staff upon request.









                                      E-38